   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 6, 2001.
                                                 REGISTRATION NO. 333-__________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------

                            ATRIX LABORATORIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                      84-1043826
     (STATE OR OTHER JURISDICTION                         (I.R.S. EMPLOYER
  OF INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NUMBER)

                               2579 MIDPOINT DRIVE
                          FORT COLLINS, COLORADO 80525
                                 (970) 482-5868
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                BRIAN G. RICHMOND
                 CHIEF FINANCIAL OFFICER AND ASSISTANT SECRETARY
                            ATRIX LABORATORIES, INC.
                               2579 MIDPOINT DRIVE
                          FORT COLLINS, COLORADO 80525
                                 (970) 482-5868
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:
                               BRIAN V. CAID, ESQ.
                             MORRISON & FOERSTER LLP
                       370 SEVENTEENTH STREET, SUITE 5200
                             DENVER, COLORADO 80202
                                 (303) 592-1500

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: From time to time after the effective date of this Registration Statement

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-55634

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                                       CALCULATION OF REGISTRATION FEE
==================================================================================================================================
                                                                        PROPOSED MAXIMUM    PROPOSED MAXIMUM
          TITLE OF EACH CLASS OF SECURITIES           AMOUNT TO BE       OFFERING PRICE        AGGREGATE           AMOUNT OF
                  TO BE REGISTERED                     REGISTERED         PER SHARE(1)     OFFERING PRICE(1)    REGISTRATION FEE
-------------------------------------------------- ------------------- ------------------- ------------------- -------------------
     Common Stock, $0.001 par value per share(2)         99,750              $24.94           $2,487,765.00          $594.58

================================================== =================== =================== =================== ===================

(1) Estimated solely for the purpose of computing the amount of the registration fee in accordance with Rule 457(c) under the Securities Act of 1933 based on the average of the high and low selling prices per share of the registrant's common stock on December 4, 2001 as reported on The Nasdaq National
    Market.

(2) Each share of common stock includes a right to purchase one one-hundredth of a share, or a Unit, of Series A Preferred Stock pursuant to a Rights Agreement between the registrant and American Stock Transfer & Trust Company, as rights agent.

                          INCORPORATION BY REFERENCE OF
                       REGISTRATION STATEMENT ON FORM S-3

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933. This Registration Statement hereby incorporates by reference in its entirety the contents of the Registrant's Registration Statement on Form S-3, as amended (File No. 333-55634), declared effective by the Securities and Exchange Commission on June 5, 2001, including the documents incorporated by reference or deemed to be incorporated by reference therein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Collins, State of Colorado, on December 6, 2001.

                                  ATRIX LABORATORIES, INC.

                                  By: /s/ Brian G. Richmond
                                      ---------------------
                                      Brian G. Richmond, Chief Financial Officer
                                      and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE                                        TITLE                                  DATE
                                        Chairman of the Board and Chief Executive
                 *                      Officer
------------------------------------    (Principal Executive Officer)               December 6, 2001
  David R. Bethune

                                        Chief Financial Officer and Assistant
/s/ Brian G. Richmond                   Secretary (Principal Financial and
---------------------                   Accounting Officer)                         December 6, 2001
  Brian G. Richmond

                 *                      Director                                    December 6, 2001
------------------------------------
  H. Stuart Campbell

                                        Director
------------------------------------
  Dr. D. Walter Cohen

                                        Director
------------------------------------
  Sander A. Flaum

                 *                      Director                                    December 6, 2001
------------------------------------
  Dr. Richard L. Jackson

                                        Director
------------------------------------
  C. Rodney O'Connor

                 *                      Director                                    December 6, 2001
------------------------------------
  Nicolas G. Bazan

/s/ Warren L. Troupe                    Director                                    December 6, 2001
--------------------
  Warren L. Troupe

                                        Director
------------------------------------
  Dr. George J. Vuturo

---------------------------

* By:   /s/ Brian G. Richmond
        ---------------------
        Brian G. Richmond
        Attorney-in-Fact

                                  EXHIBIT INDEX


        EXHIBIT
          NO.     DESCRIPTION
      ----------- -----------
         5.1      Opinion of Morrison & Foerster LLP

         23.1     Consent of Deloitte & Touche LLP

         23.2     Consent of KPMG

         23.3     Consent of Morrison & Foerster LLP (included in Exhibit 5.1)

         24.1 Power of Attorney (included on and incorporated by reference to page II-7 of the Registration Statement (File No.
                  333-55634) filed with the Securities and Exchange Commission by the Registrant on February 14, 2001.)


                                      II-2